Exhibit 99.3

CERTAIN OIL AND GAS PROPERTIES OF HANNATHON

PETROLEUM, LLC AND OTHER SELLERS

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

Years Ended December 31, 2021 and 2020

with Report of Independent Auditors

CERTAIN OIL AND GAS PROPERTIES OF HANNATHON

PETROLEUM, LLC AND OTHER SELLERS

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

Years Ended December 31, 2021 and 2020

Table of Contents

Report of Independent Auditors	1

Statements of Revenues and Direct Operating Expenses	3

Notes to the Statements of Revenues and Direct Operating Expenses	4

REPORT OF INDEPENDENT AUDITORS

To the Members and Board of Directors of

Hannathon Petroleum, LLC

Opinion

We have audited the accompanying statements of revenues and direct operating expenses associated with certain oil and gas properties to be acquired by HighPeak Energy Assets, LLC from Hannathon Petroleum, LLC and other sellers (the “Properties”), for the years ended December 31, 2021 and 2020, and the related notes to the statements of revenues and direct operating expenses (collectively, the “financial statements”).

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and direct operating expenses of the Properties for the years ended December 31, 2021 and 2020, in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (“GAAS”). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Hannathon Petroleum, LLC (the “Company”) and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis of Accounting

As described in Note 1 to the financial statements, the financial statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete financial statement presentation. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with GAAP, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the Financial Statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the Financial Statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audits.

/s/ Whitley Penn, LLP

Odessa, Texas

June 7, 2022

CERTAIN OIL AND GAS PROPERTIES OF HANNATHON PETROLEUM, LLC AND

OTHER SELLERS

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

	Year Ended December 31,
	2021	2020

Revenues, net	$55,872,444	$34,770,888
Direct operating expenses	13,252,015	13,571,373

Excess of revenues over direct operating expenses	$42,620,429	$21,199,515

CERTAIN OIL AND GAS PROPERTIES OF HANNATHON PETROLEUM, LLC AND

OTHER SELLERS

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

Years Ended December 31, 2021 and 2020

1.    Basis of Presentation

On April 26, 2022, Hannathon Petroleum, LLC (“Hannathon” or the “Company”) on the one hand and HighPeak Energy Assets, LLC (the “Buyer”) on the other hand, entered in a Purchase and Sale Agreement ( the “PSA”), pursuant to which the Buyer will purchase certain oil and gas leasehold and other real and personal property interests in Howard County, Texas and assume certain liabilities from Hannathon and other sellers (the interests as burdened by any assumed liabilities, the “Properties”), in exchange for 3,777,777 common shares of HighPeak Energy, Inc. and $255,000,000 of cash, subject to adjustment as set forth therein. The transaction has an effective date of January 1, 2022.

The Statements of Revenues and Direct Operating Expenses have been derived from the historical financial records of Hannathon, which represents the interests of Hannathon and other sellers as defined in the PSA, in revenues and direct operating expenses associated with the Properties, and were not accounted for as a separate subsidiary or division during the period presented.  Accordingly, a complete financial statement prepared under U.S. Generally Accepted Accounting Principles (“GAAP”) is not available or practicable to obtain for the Properties.  The statements of revenues and direct operating expenses are not intended to be a complete presentation of the results of operations of the Properties and will not be representative of future operations as it does not include depreciation, depletion and amortization, accretion of asset retirement obligations, general and administrative expenses, interest expense and income taxes and other income and expense items not directly associated with the revenues and direct operating expenses related to the Properties.  Furthermore, no balance sheet has been presented for the Properties because they were not accounted for as a separate subsidiary or division of Hannathon, and complete financial statements are not available, nor has information about the Properties operating, investing and financing cash flows been provided for similar reasons.  The Statements of Revenues and Direct Operating Expenses of the Properties is presented in lieu of the full financial statements required under Rule 3-05 of Regulation S-X of the Securities and Exchange Commission (“SEC”).

2.    Summary of Significant Accounting Policies

A summary of the Company’s significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

Revenue Recognition

The Company recognizes revenue when control of the promised goods or services is transferred to customers at an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.

CERTAIN OIL AND GAS PROPERTIES OF HANNATHON PETROLEUM, LLC AND OTHER SELLERS

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

Years Ended December 31, 2021 and 2020

2.    Summary of Significant Accounting Policies – continued

Revenue Recognition – continued

Oil Sales

Sales under the Company’s oil contracts are generally considered performed when the Company sells oil production at the wellhead and receives an agreed-upon index price, net of any price differentials. The Company recognizes revenue when control transfers to the purchaser at the wellhead based on the net price received.

Natural Gas and Natural Gas Liquids Sales

The Company evaluated whether it was the principal or the agent in gas processing transactions and concluded that it is the principal when it has the ability to take-in-kind, which is not the case in the majority of the Company’s gas processing and transportation contracts. Therefore, the Company recognizes revenue on a net basis, with the gathering, processing and transportation costs associated with its arrangements being recorded as a reduction to natural gas and natural gas liquids (“NGLs”) sales in the accompanying statements of revenues and direct operating expenses.

Performance obligations and contract balances

The majority of the Company’s commodity sale commitments are short-term in nature with a contract term of one year or less. The Company typically satisfies its performance obligations upon transfer of control as described above and records the related revenue in the month production is delivered to the purchaser. Settlement statements for sales of oil, natural gas, and NGLs may not be received for 30 to 60 days after the date the volumes are delivered, and as a result, the Company is required to estimate the amount of volumes delivered to the purchaser and the price that will be received for the sale of the product.

The Company records the differences between estimates and the actual amounts received for product sales in the month that payment is received from the purchaser. Historically, differences between the Company’s revenue estimates and actual revenue received have not been significant.

Direct Operating Expenses

Direct operating expenses are recognized when incurred and consist of lease operating expenses of the Properties. The lease operating expenses include production and ad valorem taxes, lifting costs, well repair expenses, facility maintenance expenses, well workover costs, and other field related expenses. Lease operating expenses also include overhead charged by the operator of the property for non-operated properties and expenses directly associated with support personnel; support services; equipment; and facilities directly related to oil and gas production activities.

CERTAIN OIL AND GAS PROPERTIES OF HANNATHON PETROLEUM, LLC AND OTHER SELLERS

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

Years Ended December 31, 2021 and 2020

2.    Summary of Significant Accounting Policies – continued

Use of Estimates in the Preparation of Operating Revenues less Direct Operating Expenses

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and direct operating expenses during the reporting period. Actual amounts could differ from those estimates.

Contingencies

The activities of the Properties may become subject to potential claims and litigation in the normal course of operations. Hannathon’s management is not aware of any claims or threatened litigation that management believes will have a material adverse effect on the operations or financial results of the Properties.

3.    Major Customers

During the years ended December 31, 2021 and 2020, three purchasers accounted for 98% of total revenues attributable to the Properties. Management does not believe that the loss of these customers would have a material adverse effect as alternative customers are readily available.

4.    Subsequent Events

The Company has evaluated subsequent events through June 7, 2022, the date the Statements of Revenues and Direct Operating Expenses was available to be issued.

5.    Supplementary Oil and Gas Information (Unaudited)

Oil and Gas Reserve Information

Proved oil and gas reserve quantities are based on external estimates prepared by Russel K. Hall & Associates, in accordance with guidelines established by the SEC. There are numerous uncertainties inherent in estimating quantities of proved reserves and projecting future rates of production and timing of development expenditures. The following reserve data represents estimates only and should not be construed as being exact.

CERTAIN OIL AND GAS PROPERTIES OF HANNATHON PETROLEUM, LLC AND OTHER SELLERS

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

Years Ended December 31, 2021 and 2020

5.    Supplementary Oil and Gas Information (Unaudited) – continued

Proved Developed and Undeveloped Oil and Gas Reserve Information

The following represents a summary of changes in estimated reserves for the years presented:

	Crude Oil (Bbl)	Natural Gas (Mcf)	Total (BOE)
Balance, December 31, 2019	15,768,437	64,684,740	26,549,227
Extensions, discoveries and other additions	6,972,271	13,235,436	9,178,177
Revisions of previous estimates	(9,472,439)	(37,579,023)	(15,735,610)
Production	(735,955)	(2,741,370)	(1,192,850)

Balance, December 31, 2020	12,532,314	37,599,783	18,798,944
Extensions, discoveries and other additions	3,217,643	8,861,727	4,694,598
Revisions of previous estimates	7,288,717	38,045,390	13,629,615
Production	(627,334)	(2,406,362)	(1,028,394)

Balance, December 31, 2021	22,411,340	82,100,538	36,094,763

Proved developed crude oil and natural gas reserves:
December 31, 2020	3,281,910	15,315,152	5,834,435
December 31, 2021	6,270,024	29,646,148	11,211,049

Proved undeveloped crude oil and natural gas reserves:
December 31, 2020	9,250,404	22,284,631	12,964,509
December 31, 2021	16,141,316	52,454,390	24,883,714

Changes in Proved Reserves

For the years ended December 31, 2021 and 2020, the Company had extensions, discoveries and other additions of 4,694,598 BOE and 9,178,177 BOE, respectively, due to the Company’s proved undeveloped well drilling plan. For the year ended December 31, 2021, the Company had a positive revision of 13,629,615 BOE primarily related to increases in oil and natural gas realized prices after a negative revision of 15,735,610 BOE during the year ended December 31, 2020 due to decreases in oil and natural gas realized prices. The following represents the unweighted average of the first-day-of-the-month prices for each of the previous twelve months from the years presented above:

Unadjusted Prices	2021	2020

Crude Oil (per Bbl)	$67.23	$39.29
Natural gas (per Mcf)	$5.04	$1.71

CERTAIN OIL AND GAS PROPERTIES OF HANNATHON PETROLEUM, LLC AND OTHER SELLERS

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

Years Ended December 31, 2021 and 2020

5.    Supplementary Oil and Gas Information (Unaudited) – continued

Standardized Measure of Discounted Cash Flows

The following schedule presents the standardized measure of estimated discounted future net cash flows relating to the Company’s proved oil and gas reserves. The estimated future production was priced at a twelve-month average for the years presented. The resulting estimated future cash inflows were reduced by estimated future costs to develop and produce the proved reserves based on year-end cost levels. The future net cash flows were reduced to present value by applying a 10% discount factor. The standardized measure of future cash flows was prepared using the prevailing economic conditions existing at the dates presented and such conditions continually change. Accordingly, such information should not serve as a basis in making any judgment on the potential value of recoverable reserves or in estimating future results of operations:

	Years Ended December 31,
	2021	2020
Future cash inflows	$1,896,305,408	$559,920,279
Future production costs	(558,885,315)	(219,609,521)
Future development costs	(354,928,695)	(183,203,310)
Future net cash flows	982,491,398	157,107,448
10 percent annual discount for estimated timing of cash flows	(566,511,086)	(110,174,954)
Standard measure of discounted future net cash flows	$415,980,312	$46,932,494

Change in Standardized Discounted Cash Flows

The following table summarizes the changes in the standardized measure of discounted future net cash flows from estimated production of proved oil, gas, and natural gas liquid reserves, including amounts related to asset retirement obligations. Since the Company allocates taxable income to our unitholders, no recognition has been given to income taxes:

	Years Ended December 31,
	2021	2020
Balance, beginning of year	$46,932,494	$143,259,954
Increase (decrease) in discounted future net cash flows:
Discoveries and additions	51,503,405	51,094,702
Accretion of discount	5,714,404	12,480,337
Sales of oil and gas, net of LOE	(41,028,093)	(20,445,551)
Net change in prices and LOE	102,566,983	(97,227,132)
Net change in future development costs	42,575,975	44,730,710
Revisions of previous quantity estimates	154,015,221	(85,120,847)
Changes in timing and other	53,699,923	(1,839,679)
Balance, end of year	$415,980,312	$46,932,494